   Number                                                             Shares
AT                               AMERITRADE
                              Holding Corporation            CUSIP 03072H 10 9

                                           See reverse for certain definitions

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


   This Certifies that ____________________________________________________

   ________________________________________________________________________

   ________________________________________________________________________

   ________________________________________________________________________

  is the record holder of _________________________________________________

             FULLY PAID AND NONASSESSABLE SHARES OF CLASS A
                 COMMON STOCK PAR VALUE $.01 PER SHARE OF

  AmeriTrade Holding Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                  COUNTERSIGNED AND REGISTERED:
                                                      THE BANK OF NEW YORK
                                                   TRANSFER AGENT AND REGISTRAR
                                                  By
                                                       AUTHORIZED SIGNATURE
Dated:

     /s/ J. Peter Ricketts          [SEAL]             /s/ Joseph A. Konen
        --------------------                               -------------------
           SECRETARY                                       PRESIDENT AND
                                                      CHIEF OPERATING OFFICER

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  The Corporation will, upon request and without charge, furnish any stockholder information regarding the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT MIN ACT -- ______Custodian _____
TEN ENT -- as tenants by                                 (Cust)         (Minor)
           the entireties                                under Uniform Gifts
JT TEN  -- as joint tenants with                         to Minors Act________
           right of survivorship                                       (State)
           and not as tenants in
           common

    Additional abbreviations may also be used though not in the above list.

  For value received, the undersigned hereby sells, assigns and transfers unto

       PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE

       ______________________________________

  ____________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ___________________________________________________________________ Shares
  of the Class A Common Stock represented by this Certificate, and does hereby irrevocably constitute and appoint

  ____________________________________________________________________________

  to transfer such shares on the books of the within-named Corporation with full power of substitution in the premises.

  Dated __________________________



                       _____________________________________________________
              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



     SIGNATURE(S) GUARANTEED: _______________________________________________
                              THE SIGNATURE(S) TO THIS ASSIGNMENT SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.